                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   July 1, 1997
                                                 -------------------------------


                            i2 TECHNOLOGIES, INC.
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              (Exact name of registrant as specified in charter)


         Delaware                    0-28030                  75-2294945
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(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                 File Number)            Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                 -------------------------------


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        (Former name or former address, if changed since last report.)

ITEM  5.    OTHER EVENTS.

         On May 15, 1997, i2 Technologies, Inc. (the "Registrant") acquired Think Systems Corporation, a New Jersey corporation ("Think"), by statutory merger of a wholly owned subsidiary of the Registrant with and into Think (the "Think Merger"). In connection with the Think Merger, the Registrant entered into an agreement to acquire all of the outstanding capital stock of Think Systems Private Limited, an Indian corporation ("Think India") controlled by the former principal shareholders of Think. The acquisition of Think India is subject to a number of conditions, including requisite Indian regulatory approval.

         Also on May 15, 1997, the Registrant acquired Optimax Systems Corporation, a Delaware corporation ("Optimax"), by statutory merger of a wholly owned subsidiary of the Registrant with and into Optimax.

         Additional information regarding each merger is presented in the Registrant's previously filed Current Report on Form 8-K dated May 15, 1997 and Current Report on Form 8-K dated June 12, 1997, as amended.

         Each merger was accounted for as a pooling of interests. The Registrant is providing supplemental management's discussion and analysis of financial condition and results of operations and supplemental condensed consolidated financial statements which give retroactive effect to the mergers and include the combined operations of the Registrant, Think, Think India and Optimax for all periods presented. The supplemental condensed consolidated financial statements will become the historical financial statements of the Registrant after financial statements that include the date of consummation of the mergers are issued.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                 No.     Description
                 ---     -------------

                 11.1    Supplemental Statement of Computation of Net Income per Share.

                 27.1    Supplemental Financial Data Schedule.

                 99.1    Supplemental Management's Discussion and Analysis of Financial
                         Condition and Results of Operations of the Registrant for the Three
                         Months ended March 31, 1996 and 1997.

                 99.2    The following Supplemental Condensed Consolidated Financial
                         Statements of the Registrant:                                                    Page
                                                                                                          ----
                         1.  Supplemental Condensed Consolidated Balance Sheets
                               as of December 31, 1996 and March 31, 1997 .................................F-1
                         2.  Supplemental Condensed Consolidated Statements of
                               Income for the Three Months Ended March 31,
                               1996 and 1997...............................................................F-2
                         3.  Supplemental Condensed Consolidated Statements of
                               Cash Flows for the Three Months Ended March 31,
                               1996 and 1997...............................................................F-3
                         4.  Notes to Supplemental Condensed Consolidated Financial
                               Statements..................................................................F-4


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    i2 TECHNOLOGIES, INC.



Dated:  July 1, 1997               By:  /s/ David F. Cary
                                         --------------------------------------
                                         David F. Cary,
                                         Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number
-------

11.1     Supplemental Statement of Computation of Net Income per Share.

27.1     Supplemental Financial Data Schedule.

99.1 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Registrant for the Three Months ended March 31, 1996 and 1997.

99.2 The following Supplemental Condensed Consolidated Financial Statements of the Registrant:

                                                                                       Page
                                                                                       ------
         1.  Supplemental Condensed Consolidated Balance Sheets
                as of December 31, 1996 and March 31, 1997 ..............................F-1
         2.  Supplemental Condensed Consolidated Statements of
                Income for the Three Months Ended March 31,
                1996 and 1997 ...........................................................F-2
         3.  Supplemental Condensed Consolidated Statements of
                Cash Flows for the Three Months Ended March 31,
                1996 and 1997 .............................................. ............F-3
         4.  Notes to Supplemental Condensed Consolidated Financial
                Statements...............................................................F-4
